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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (date of earliest event reported): February 8, 2006

                          PEDIATRIX MEDICAL GROUP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Florida                   001-12111               65-0271219
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 (State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File Number)         Identification No.)


                              1301 Concord Terrace
                             Sunrise, Florida 33323
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                     (Address of principal executive office)

Registrant's telephone number, including area code (954) 384-0175
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c



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Item 2.02. Results of Operations and Financial Condition.

     On February 8, 2006, Pediatrix Medical Group, Inc. (the "Company") issued a press release announcing its results of operations for the three and twelve months ended December 31, 2005 (the "Release"). A copy of the Release is attached hereto as Exhibit 99.1 and is hereby incorporated in this Current Report by reference. The information contained in this Item 2.02, including
Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 7.01  Regulation FD Disclosure.

     The Company also announced in the Release that it has increased its previously announced earnings per share guidance for 2006 and introduced its quarterly earnings per share guidance. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 8.01. Other Events.

     In the Release, the Company announced that it had reached an agreement in principle as to a settlement amount of $25.1 million relating to the previously disclosed federal and state Medicaid and TRICARE investigation. The amount of the settlement is subject to necessary governmental approvals. The settlement is also subject to the negotiation and approval of a definitive settlement agreement by state and federal authorities. The last five sentences of the first paragraph, the first sentence of the fourth paragraph and the thirteenth and fourteenth paragraphs of the Release describing the financial settlement and the last textual paragraph of the Release containing cautionary statements regarding forward looking information is hereby incorporated by reference in this Current Report.

Item 9.01  Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

           Not applicable

     (b)   Pro Forma Financial Information.

           Not applicable

     (c)   Exhibits

           99.1 --  Press Release dated February 8, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PEDIATRIX MEDICAL GROUP, INC.



Date: February 8, 2006                     By: /s/ Karl B. Wagner
                                               ------------------
                                               Name: Karl B. Wagner
                                               Title: Chief Financial Officer



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                                  EXHIBIT INDEX

     Exhibit No.                         Description

     99.1                  Press Release dated February 8, 2006.